                                  EXHIBIT 23.2

                   Consent of Fox & Fox, C.P.A.'s relating to
             issuance of shares of securities pursuant to the above
                               Retainer Agreement

                                                                    EXHIBIT 23.2

                                   CONSENT OF
                              FOX & FOX, C.P.A.'s

     We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the ICE HOLDINGS, INC., a Delaware corporation, Form 10-KSB filed for the year ended March 31, 1996; and the Quarterly Reports on Forms 10-QSB for the quarters ended June 30, 1996; September 30, 1996; and December 31, 1996.

Dated: 5-13-97                          /s/ FOX & FOX
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                                        FOX & FOX, C.P.A.'s